UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 15, 2007


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)


         1-5721                                            13-2615557
(Commission File Number)                       (IRS Employer Identification No.)


                 315 PARK AVENUE SOUTH, NEW YORK, NEW YORK 10010
               (Address of Principal Executive Offices) (Zip Code)


                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers:
---------------------------------------------

         On May 15, 2007, the Compensation Committee of the Board of Directors of the Company awarded performance bonuses for 2006 of $3,908,304 (the "2006 Bonus") to each of Ian M. Cumming and Joseph S. Steinberg, Chairman of the Board and President, respectively, of the Company. The 2006 Bonuses were awarded under the Company's 2003 Senior Executive Annual Incentive Bonus Plan, which provides for an annual incentive bonus to each of Messrs. Cumming and Steinberg in an amount equal to 1.35% of the audited pre-tax earnings of the Company and its consolidated subsidiaries for each year through 2014, subject to reduction by the Compensation Committee, in its sole discretion. The amount of the 2006 Bonus was equal to 1.35% of the audited pre-tax earnings of the Company and its consolidated subsidiaries for the year ended December 31, 2006 and did not reflect any discretionary reduction as permitted under the Incentive Bonus Plan. The Incentive Bonus Plan is designed so that the cash bonuses awarded under will qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code.

         After giving effect to the 2006 Bonus, the amounts reflected in the Summary Compensation Table contained in the Company's Proxy Statement dated April 17, 2007 under the columns "Bonus" and "Total" would have increased by the amount of the 2006 Bonus for each of Messrs. Cumming and Steinberg. As a result, total compensation as reflected in the Summary Compensation Table for 2006 would have been $11,805,034 for Mr. Cumming and $11,824,949 for Mr. Steinberg.














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 17, 2007

                                            LEUCADIA NATIONAL CORPORATION


                                                /s/ Joseph A. Orlando
                                            ------------------------------------
                                            Name:    Joseph A. Orlando
                                            Title:   Vice President and Chief
                                                     Financial Officer













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